UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

PHC, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts
(State of Incorporation or Organization)

1-33323	04-2601571
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Lake Street, Suite 102, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code: (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.

On June 2, 2011, a purported class action lawsuit was filed in the Superior Court of the Commonwealth of Massachusetts for the County of Essex by MAZ Partners LP, an alleged stockholder of PHC, Inc. (MAZ Partners v. Bruce A. Shear, et al., C.A. No. 11-1041) (the “Complaint”).  The Complaint names as defendants PHC, Inc., a Massachusetts corporation (“PHC”), each member of PHC’s board of directors (the “Individual Defendants”), Acadia Healthcare Company, Inc., a Delaware corporation (“Acadia”), and Acadia Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Acadia (“Merger Sub”).  The Complaint is a purported class action that alleges, among other things, that (i) the Individual Defendants have breached fiduciary duties they owed to PHC’s stockholders in connection with the proposed transaction described in the Agreement and Plan of Merger, dated as of May 23, 2011, by and among PHC, Acadia and Merger Sub (the “Merger”); (ii) that Acadia and Merger Sub have aided and abetted the purported breaches of fiduciary duties; and (iii) that the Merger process was unfair and the Merger consideration is inadequate. The plaintiffs seek, among other things, an injunction against the consummation of the Merger.

PHC believes that this lawsuit is without merit and intends to defend itself vigorously.

Additional Information

In connection with the Merger, Acadia will file with the Securities and Exchange Commission (“SEC”) a registration statement that contains PHC’s proxy statement that also will constitute an Acadia prospectus.  PHC STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS) REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. PHC’s stockholders and other investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about PHC and Acadia, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the proxy statement/prospectus can also be obtained, without charge, by directing a request to PHC, Inc., 200 Lake Street, Suite 102, Peabody, MA  01960, Attention: Investor Relations, Telephone: (978) 536-2777.  WHEN IT BECOMES AVAILABLE, READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in the Solicitation

PHC and its directors and executive officers and Acadia and its directors and executive officers may be deemed to be participants in the solicitation of proxies from PHC’s stockholders in connection with the Merger.  Information regarding the special interests of these directors and executive officers in the Merger will be included in the proxy statement/prospectus of PHC and Acadia referred to above.  Additional information regarding PHC’s directors and executive officers is also included in PHC’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on October 27, 2010.  These documents are or will be available free of charge at the SEC’s website (http://www.sec.gov) and from Investor Relations at PHC at the address described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHC, INC.

Date: June 14, 2011	By: /s/ Bruce A. Shear__________
Bruce A. Shear, President
and Chief Executive Officer